UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 18, 2008
(Date of earliest event reported)
Energy Conversion Devices, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8403	38-1749884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2956 Waterview Drive, Rochester Hills, MI, 48309
(Address, Including Zip Code, of Principal Executive Offices)
(248) 293-0440
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address,
if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
SIGNATURES
EXHIBIT INDEX
Note Underwriting Agreement, dated June 18, 2008
Equity Underwriting Agreement, dated June 18, 2008
Share Lending Underwriting Agreement dated June 18, 2008
Form of Indenture
Form of Supplemental Indenture
Opinion of Covington & Burling LLP Regarding the Notes
Opinion of Covington & Burling LLP Regarding the Common Stock
Opinion of Covington & Burling LLP Regarding the Borrowed Shares
Share Lending Agreement

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On June 18, 2008, Energy Conversion Devices, Inc. (“ECD” or the “Company”) entered into an underwriting agreement (the “Note Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the several underwriters listed on Schedule A thereto (the “Note Underwriters”) providing for the offer and sale by the Company of $275.0 million principal amount of 3.0% Senior Convertible Notes (the “Notes”), with an option in favor of the Note Underwriters for the purchase of up to an additional $41.25 million principal amount of Notes in certain circumstances (the “Note Transaction”). The Notes will be issued under an indenture (the “Base Indenture”) as supplemented by a supplemental indenture, both of which to be executed by the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), at the closing of the Note transaction, and substantially in the form attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture provides, among other things, that the Notes will be senior unsecured obligations of the Company.
     Interest is payable on the Notes on June 15 and December 15 of each year, beginning on December 15, 2008. The Notes are convertible at certain times and under certain circumstances and, if not earlier converted, mature on June 15, 2013. In the event of certain Events of Default (as defined in the Indenture), such as the Company’s failure to make certain payments or perform or observe certain obligations thereunder, the Trustee or holders of a specified amount of then-outstanding Notes will have the right to declare all amounts then outstanding due and payable.
     The closing of the Note Transaction is expected to occur on June 24, 2008.
     The foregoing description of the material terms of the Notes and the Indenture is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture, which are attached hereto as Exhibits 4.1 and 4.2, and are incorporated herein by this reference.
     On June 18, 2008, the Company also entered into an underwriting agreement (the “Equity Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the several underwriters listed on Schedule A thereto (the “Equity Underwriters”) providing for the offer and sale by the Company of 1,270,000 shares of its common stock at $72.00 per share (the “Common Stock”). ECD has also granted to the Equity Underwriters a 30-day option to purchase up to an additional 190,500 shares of Common Stock in certain circumstances. The closing of the Common Stock transaction is expected to occur on June 24, 2008.
     Also on June 18, 2008, the Company entered into an underwriting agreement (the “Share Lending Underwriting Agreement” and, together with the Note Underwriting Agreement and the Equity Underwriting Agreement, the “Underwriting Agreements”) with Credit Suisse Securities (USA) LLC and Credit Suisse International (“CSI”). Under the terms of the Share Lending Underwriting Agreement and the related Share Lending Agreement described below, the Company will issue and deliver to CSI up to 3,444,975 shares (the “Borrowed Shares”) of its common stock. The Company will not receive any proceeds from the sale of the Borrowed Shares, although it will receive a nominal lending fee from CSI of $0.01 per Borrowed Share. The Share Lending Underwriting Agreement and the Share Lending Agreement contemplate that CSI or one of its affiliates will use the Borrowed Shares to facilitate hedging transactions undertaken by purchasers of Notes, as well as investors in certain of the Company’s other securities. The closing of the Borrowed Shares transaction is expected to occur on June 24, 2008.
     The foregoing description of the material terms of each of the Underwriting Agreements is qualified in its entirety by reference to the Note Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by this reference the Equity Underwriting Agreement, which is attached hereto as Exhibit 1.2 and is incorporated herein by this reference, and the Share Lending Underwriting Agreement, which is attached hereto as Exhibit 1.3 and is incorporated herein by this reference, respectively.
     Also on June 18, 2008, and in connection with the transactions contemplated by the Share Lending Underwriting Agreement, the Company entered into a share lending agreement (the “CSI Share Lending Agreement”) with Credit Suisse Securities (USA) LLC, as agent, and CSI, as principal. Under this agreement, the Company agreed to loan to CSI up to 3,444,975 Borrowed Shares on the date of issuance of the Notes. As described above, the Company will receive a nominal lending fee of $0.01 per share from CSI for the use of these shares.

     Share loans under the CSI Share Lending Agreement will terminate and the Borrowed Shares must be returned to the Company upon the termination of the Loan Availability Period (as defined in the CSI Share Lending Agreement), as well as under the following circumstances:
•	CSI may terminate all or any portion of a loan at any time;

•	the Company may terminate any or all of the outstanding loans upon a default by CSI under the CSI Share Lending Agreement, including a breach by CSI of any of its representations and warranties, covenants or agreements thereunder, or the bankruptcy of CSI; or

•	if the Company enters into a merger or similar business combination transaction with an Unaffiliated Third Party (as defined in the CSI Share Lending Agreement).
     Shares loaned to CSI are issued and outstanding for corporate law purposes and, accordingly, the holders of the Borrowed Shares have all of the rights of a holder of the Company’s outstanding shares, including the right to vote the shares on all matters submitted to a vote of the Company’s stockholders and the right to receive any dividends or other distributions that the Company may pay or make on its outstanding shares of common stock. However, under the CSI Share Lending Agreement, CSI has agreed:
•	to pay to the Company an amount equal to any cash dividends that the Company pays on the Borrowed Shares, and

•	to pay or deliver to the Company any other distribution, in liquidation or otherwise, that the Company makes on the Borrowed Shares.
     CSI also has agreed that it will not vote any Borrowed Shares of which it is the record owner, and it will not transfer or dispose of any Borrowed Shares except pursuant to a registration statement that is effective under the Securities Act. However, investors that purchase the shares from CSI (and any subsequent transferees of such purchasers) will be entitled to the same voting, dividend or other rights with respect to those shares as any other holder of our common stock.
     In view of the contractual undertakings of CSI in the CSI Share Lending Agreement, which have the effect of substantially eliminating the economic dilution that otherwise would result from the issuance of the Borrowed Shares, the Company believes that under U.S. GAAP as presently in effect, the Borrowed Shares will not be considered outstanding for the purpose of computing and reporting its earnings per share. Notwithstanding the foregoing, the Borrowed Shares will nonetheless be issued and outstanding and will be eligible for trading on The Nasdaq Global Select Market.
     CSI has agreed that it, or its affiliates, will use the Borrowed Shares initially to facilitate privately negotiated transactions or short sales by which investors hedge their investment in the notes being offered concurrently, and, with the Company’s consent, other securities that we may issue in the future. CSI, or its affiliates, is initially offering for sale 2,723,300 of the Borrowed Shares they are entitled to borrow under the Share Lending Agreement, and it expects to sell the remaining Borrowed Shares on a delayed basis in various transactions at any time and from time to time in amounts to be determined by it. The Company refers to these Borrowed Shares as “supplemental hedge shares.” In connection with the sale of these supplemental hedge shares, CSI, or its affiliates, may effect such transactions by selling the supplemental hedge shares to or through dealers, and these dealers may receive compensation in the form of discounts, concessions or commissions from purchasers of shares for whom the dealers may act as agents or to whom they may sell as principals. Over the same period that CSI, or its affiliates, sells these supplemental hedge shares, it may, in its discretion, purchase a number of shares of the Company’s common stock at least equal to the number of the supplemental hedge shares it is selling on the open market to facilitate hedging transactions by investors in the Notes.
     The foregoing description of the material terms of the CSI Share Lending Agreement is qualified in its entirety by reference to the CSI Share Lending Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.
     The offering of Notes was registered under the Securities Act of 1933 (the “Securities Act”) and is being made pursuant to the Company’s effective shelf registration statement on Form S-3, Registration No. 333-131886 (the “Registration Statement”) and the prospectus dated February 15, 2006 included therein, the preliminary prospectus supplement relating thereto dated June 12, 2008 and the final prospectus supplement relating thereto dated June 18, 2008. The offering of the Common Stock and the Borrowed Shares was registered under the Securities Act and is being made pursuant to the Registration Statement and the prospectus dated February

15, 2006 included therein, the preliminary prospectus supplement relating thereto dated June 12, 2008 and the final prospectus supplement relating thereto dated June 18, 2008.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     The first four paragraphs of Item 1.01 above are incorporated herein by this reference.
Item 8.01 Other Events
     This Current Report on Form 8-K is being filed to incorporate by reference exhibits into the Registration Statement in connection with our issuance of Notes pursuant to the Note Underwriting Agreement and our issuance of Common Stock and Borrowed Shares pursuant to the Equity Underwriting Agreement, the Share Lending Underwriting Agreement and the Share Lending Agreement, respectively, all as described under Item 1.01 above.
Section 9 — Financial Statements and Exhibits
Section 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description

1.1	Note Underwriting Agreement, dated June 18, 2008, by and among Energy Conversion Devices, Inc. and Credit Suisse Securities (USA) LLC and UBS Securities LLC as representatives for the underwriters.

1.2	Equity Underwriting Agreement, dated June 18, 2008, by and among Energy Conversion Devices, Inc. and Credit Suisse Securities (USA) LLC and UBS Securities LLC as representatives for the underwriters.

1.3	Share Lending Underwriting Agreement, dated June 18, 2008, by and between Energy Conversion Devices, Inc., Credit Suisse Securities (USA) LLC and Credit Suisse International.

4.1	Form of Indenture between Energy Conversion Devices, Inc. and The Bank of New York Trust Company, N.A.

4.2	Form of Supplemental Indenture between Energy Conversion Devices, Inc. and The Bank of New York Trust Company, N.A.

5.1	Opinion of Covington & Burling LLP regarding the Notes.

5.2	Opinion of Covington & Burling LLP regarding the Common Stock.

5.3	Opinion of Covington & Burling LLP regarding the Borrowed Shares.

10.1	Share Lending Agreement, dated as of June 18, 2008, among Energy Conversion Devices, Inc. and Credit Suisse International and Credit Suisse Securities (USA) LLC.

23.1	Consent of Covington & Burling LLP (contained in Exhibit 5.1).

23.2	Consent of Covington & Burling LLP (contained in Exhibit 5.2).

23.3	Consent of Covington & Burling LLP (contained in Exhibit 5.3).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.

By:	/s/ Kelly Baker
	Name:	Kelly Baker
	Title:	Vice President and Treasurer

Date: June 19, 2008

EXHIBIT INDEX

Exhibit Number	Description

1.1	Note Underwriting Agreement, dated June 18, 2008, by and among Energy Conversion Devices, Inc. and Credit Suisse Securities (USA) LLC and UBS Securities LLC as representatives for the underwriters.

1.2	Equity Underwriting Agreement, dated June 18, 2008, by and among Energy Conversion Devices, Inc. and Credit Suisse Securities (USA) LLC and UBS Securities LLC as representatives for the underwriters.

1.3	Share Lending Underwriting Agreement, dated June 18, 2008, by and between Energy Conversion Devices, Inc., Credit Suisse Securities (USA) LLC and Credit Suisse International.

4.1	Form of Indenture between Energy Conversion Devices, Inc. and The Bank of New York Trust Company, N.A.

4.2	Form of Supplemental Indenture between Energy Conversion Devices, Inc. and The Bank of New York Trust Company, N.A.

5.1	Opinion of Covington & Burling LLP regarding the Notes.

5.2	Opinion of Covington & Burling LLP regarding the Common Stock.

5.3	Opinion of Covington & Burling LLP regarding the Borrowed Shares.

10.1	Share Lending Agreement, dated as of June 18, 2008, among Energy Conversion Devices, Inc. and Credit Suisse International and Credit Suisse Securities (USA) LLC.

23.1	Consent of Covington & Burling LLP (contained in Exhibit 5.1).

23.2	Consent of Covington & Burling LLP (contained in Exhibit 5.2).

23.3	Consent of Covington & Burling LLP (contained in Exhibit 5.3).